                                                                    EXHIBIT 99.3

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B


                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,000,000,100 (APPROXIMATE)

                                   MLCC 2004-B
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER

                          CENDANT MORTGAGE CORPORATION
                                    SERVICER

                                   MAY 3, 2004

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

Total Current Balance                    $188,149,140.33
Total Number of Loans                                127

                                   AVERAGE OR
                              WEIGHTED AVERAGE (1)      MINIMUM        MAXIMUM
                              --------------------   -------------  -------------
Current Balance                  $1,481,489.29       $1,001,250.00  $3,266,000.00
Original Balance                 $1,482,145.47       $1,001,250.00  $3,266,000.00

Loan Rate                                3.064%              2.375%         4.250%
Servicing Fee                            0.250%              0.250%         0.250%
Net Loan Rate                            2.814%              2.125%         4.000%

Gross Margin                             1.878%              0.500%         2.500%
Maximum Loan Rate                       12.000%             12.000%        12.000%

Original LTV                             69.69%              19.80%        100.00%
Effective LTV                            61.92%              19.80%         75.00%

Credit Score                               722                 596            815

Original Term (mos)                        300                 300            300
Remaining Term (mos)                       298                 288            300
Seasoning (mos)                              2                   0             12

Next Rate Reset                              3                   1              6
Rate Adj Freq                                4                   1              6
First Rate Adj Freq (2)                      5                   2              6

IO Original Term                           120                 120            120
IO Remaining Term                          118                 108            120

Top State Concentrations ($)    CA(29.60%),FL(8.29%),CO(7.58%),NJ(6.49%),TX(6.25%)

First Pay Date                                            06/01/03       06/01/04
Rate Change Date                                          06/01/04       11/01/04
Maturity Date                                             05/01/28       05/01/29

(1) Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

INDEX

                                                                                 WEIGHTED    AVERAGE
                                     AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL
                   NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE
     INDEX       MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING
---------------  --------------  -----------------  -----------------  --------  --------  -----------
One-Month LIBOR       603        $  244,200,714.85        22.67%         2.915%     731       404,976
Six-Month LIBOR     2,541           832,794,194.87        77.33          3.121      731       327,743
                 --------        -----------------  -----------        -------   ------    ----------
TOTAL:              3,144        $1,076,994,909.72       100.00%         3.074%     731       342,556
                 --------        -----------------  -----------        -------   ------    ----------

                 WEIGHTED  WEIGHTED
                  AVERAGE   AVERAGE       PERCENT
                 ORIGINAL  EFFECTIVE       FULL
     INDEX          LTV       LTV     DOCUMENTATION
---------------  --------  ---------  --------------
One-Month LIBOR   69.63%     65.39%       76.69%
Six-Month LIBOR   71.48      66.24        68.50
                 ------    -------    ---------
TOTAL:            71.06%     66.05%       70.35%
                 ------    -------    ---------

PRINCIPAL BALANCES

                                                                                              WEIGHTED    AVERAGE
                                                  AGGREGATE        % OF AGGREGATE   WEIGHTED  AVERAGE    PRINCIPAL
         RANGE OF               NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE
   PRINCIPAL BALANCES ($)     MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING
----------------------------  --------------  -----------------  -----------------  --------  --------  -----------
1,000,000.01 to 1,100,000.00              17    $ 17,978,255.02               9.56%    3.017%   734       1,057,544
1,100,000.01 to 1,200,000.00              20      23,058,087.18              12.26     3.062    704       1,152,904
1,200,000.01 to 1,300,000.00              16      20,296,787.70              10.79     2.908    727       1,268,549
1,300,000.01 to 1,400,000.00              13      17,523,667.97               9.31     3.029    742       1,347,974
1,400,000.01 to 1,500,000.00              12      17,531,498.99               9.32     2.989    746       1,460,958
1,500,000.01 to 2,000,000.00              45      80,507,843.47              42.79     3.114    715       1,789,063
2,000,000.01 to 2,500,000.00               1       2,112,000.00               1.12      3.75    666       2,112,000
2,500,000.01 to 3,000,000.00               2       5,875,000.00               3.12     3.063    717       2,937,500
3,000,000.01 or greater                    1       3,266,000.00               1.74      3.25    761       3,266,000
                              --------------    ---------------  -----------------  --------  -----     -----------
TOTAL:                                   127    $188,149,140.33             100.00%    3.064%   722       1,481,489
                              --------------    ---------------  -----------------  --------  -----     -----------
                              WEIGHTED  WEIGHTED
                              AVERAGE    AVERAGE      PERCENT
         RANGE OF             ORIGINAL  EFFECTIVE      FULL
   PRINCIPAL BALANCES ($)       LTV        LTV     DOCUMENTATION
----------------------------  --------  ---------  -------------
1,000,000.01 to 1,100,000.00     72.01%     67.72%        100.00%
1,100,000.01 to 1,200,000.00     66.07      64.61         100.00
1,200,000.01 to 1,300,000.00     71.21      62.35         100.00
1,300,000.01 to 1,400,000.00     74.62      67.74         100.00
1,400,000.01 to 1,500,000.00     76.46      63.36         100.00
1,500,000.01 to 2,000,000.00     65.86      58.57          97.99
2,000,000.01 to 2,500,000.00     60.00      60.00         100.00
2,500,000.01 to 3,000,000.00    100.00      59.98         100.00
3,000,000.01 or greater          56.31      56.31         100.00
                              --------  ---------  -------------
TOTAL:                           69.69%     61.92%         99.14%
                              --------  ---------  -------------

CURRENT MORTGAGE RATES

                                                                                           WEIGHTED    AVERAGE
                                               AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL
RANGE OF CURRENT MORTGAGE    NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE
       RATES (%)           MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING
-------------------------  --------------  -----------------  -----------------  --------  --------  -----------
2.251 to 2.500                          2  $    3,320,000.00               1.76%    2.431%      752    1,660,000
2.501 to 2.750                         26      35,718,422.36              18.98     2.692       733    1,373,785
2.751 to 3.000                         22      32,579,965.94              17.32     2.963       705    1,480,908
3.001 to 3.250                         67     101,317,752.03              53.85     3.171       729    1,512,205
3.251 to 3.500                          8      11,101,000.00               5.90     3.432       703    1,387,625
3.501 to 3.750                          1       2,112,000.00               1.12      3.75       666    2,112,000
4.001 to 4.250                          1       2,000,000.00               1.06      4.25       596    2,000,000
                           --------------  -----------------  -----------------  --------  --------  -----------
TOTAL:                                127  $  188,149,140.33             100.00%    3.064%      722    1,481,489
                           --------------  -----------------  -----------------  --------  --------  -----------
                           WEIGHTED  WEIGHTED
                           AVERAGE    AVERAGE      PERCENT
RANGE OF CURRENT MORTGAGE  ORIGINAL  EFFECTIVE      FULL
       RATES (%)             LTV        LTV     DOCUMENTATION
-------------------------  --------  ---------  -------------
2.251 to 2.500                80.81%     67.26%        100.00%
2.501 to 2.750                73.81      62.49         100.00
2.751 to 3.000                67.78      59.34         100.00
3.001 to 3.250                68.46      61.76          98.40
3.251 to 3.500                66.37      66.37         100.00
3.501 to 3.750                60.00      60.00         100.00
4.001 to 4.250               100.00      70.00         100.00
                           --------  ---------  -------------
TOTAL:                        69.69%     61.92%         99.14%
                           --------  ---------  -------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

REMAINING TERM

                                                                      WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
REMAINING  NUMBER OF      AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE      PERCENT
  TERM     MORTGAGE   PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE       FULL
(MONTHS)     LOANS       OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING     LTV       LTV     DOCUMENTATION
---------  ---------  -----------------  -----------------  --------  --------  -----------  --------  ---------  --------------
288                1  $    1,600,000.00               0.85%    3.125%      682    1,600,000    100.00%     50.00%         100.00%
291                2       3,250,000.00               1.73     2.856       735    1,625,000     56.04      44.50          100.00
293                2       2,420,000.00               1.29     3.174       686    1,210,000     54.22      54.22          100.00
295                5       7,625,732.70               4.05     3.047       711    1,525,147     65.02      57.17           78.78
296                9      14,328,498.00               7.62     3.077       756    1,592,055     63.95      55.28          100.00
297               19      27,660,997.56              14.70     3.177       731    1,455,842     69.01      64.88          100.00
298               35      53,627,211.28              28.50     3.079       716    1,532,206     68.76      61.69          100.00
299               53      76,306,700.79              40.56     3.015       718    1,439,749     72.56      63.81          100.00
300                1       1,330,000.00               0.71     3.125       776    1,330,000     70.00      70.00          100.00
                 ---  -----------------             ------     -----       ---    ---------    ------      -----          ------
TOTAL:           127  $  188,149,140.33             100.00%    3.064%      722    1,481,489     69.69%     61.92%          99.14%
                 ---  -----------------             ------     -----       ---    ---------    ------      -----          ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

ORIGINAL LOAN-TO-VALUE RATIOS

                                                 % OF AGGREGATE            WEIGHTED     AVERAGE   WEIGHTED  WEIGHTED
RANGE OF ORIGINAL  NUMBER OF      AGGREGATE         PRINCIPAL    WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE      PERCENT
  LOAN-TO-VALUE    MORTGAGE   PRINCIPAL BALANCE      BALANCE     AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE      FULL
    RATIOS (%)       LOANS       OUTSTANDING      OUTSTANDING     COUPON    SCORE    OUTSTANDING    LTV        LTV     DOCUMENTATION
-----------------  ---------  -----------------  --------------  --------  --------  -----------  --------  ---------  -------------
10.01 to 20.00             1  $    1,999,999.00            1.06%    3.250%      802     1,999,999     19.80%    19.80%      100.00%
20.01 to 30.00             3       4,225,100.00            2.25     3.001       693     1,408,367     26.92     26.92       100.00
30.01 to 40.00             3       5,499,999.00            2.92     3.170       734     1,833,333     39.85     39.85       100.00
40.01 to 50.00            10      14,691,885.42            7.81     3.052       682     1,469,189     46.50     46.50       100.00
50.01 to 60.00            17      28,303,877.20           15.04     3.188       739     1,664,934     56.62     56.62        94.28
60.01 to 70.00            41      59,259,797.86           31.50     3.033       716     1,445,361     67.35     66.41       100.00
70.01 to 75.00            27      33,070,824.70           17.58     3.034       733     1,224,845     74.51     73.59       100.00
75.01 to 80.00             1       1,837,040.00            0.98     3.125       773     1,837,040     80.00     70.00       100.00
85.01 to 90.00             1       1,999,999.00            1.06     3.125       768     1,999,999     85.11     60.00       100.00
90.01 to 95.00             3       3,938,999.00            2.09     3.027       784     1,313,000     92.48     68.21       100.00
95.01 to 100.00           20      33,321,619.15           17.71     3.027       708     1,666,081     99.55     63.16       100.00
                         ---  -----------------          ------     -----       ---     ---------     -----     -----       ------
TOTAL:                   127  $  188,149,140.33          100.00%    3.064%      722     1,481,489     69.69%    61.92%       99.14%
                         ---  -----------------          ------     -----       ---     ---------     -----     -----       ------

EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION

RANGE OF EFFECTIVE                                                                  WEIGHTED    AVERAGE
   LOAN-TO-VALUE                        AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL
     RATIOS AT        NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE   CREDIT     BALANCE
 ORIGINATION (%)    MORTGAGE LOANS      OUTSTANDING       OUTSTANDING      COUPON    SCORE    OUTSTANDING
------------------  --------------  -----------------  -----------------  --------  --------  -----------
10.01 to 20.00                   1  $    1,999,999.00               1.06%    3.250%      802    1,999,999
20.01 to 30.00                   3       4,225,100.00               2.25     3.001       693    1,408,367
30.01 to 40.00                   4       7,174,999.00               3.81     3.072       703    1,793,750
40.01 to 50.00                  16      22,510,885.41              11.96     2.986       686    1,406,930
50.01 to 60.00                  20      34,863,876.20              18.53     3.182       732    1,743,194
60.01 to 70.00                  58      88,298,456.02              46.93     3.033       726    1,522,387
70.01 to 75.00                  25      29,075,824.70              15.45     3.073       729    1,163,033
                               ---  -----------------             ------     -----       ---    ---------
TOTAL:                         127  $  188,149,140.33             100.00%    3.064%      722    1,481,489
                               ---  -----------------             ------     -----       ---    ---------
RANGE OF EFFECTIVE  WEIGHTED   WEIGHTED
  LOAN-TO-VALUE     AVERAGE    AVERAGE      PERCENT
     RATIOS AT      ORIGINAL  EFFECTIVE      FULL
 ORIGINATION (%)      LTV        LTV     DOCUMENTATION
------------------  --------  ---------  --------------
10.01 to 20.00         19.80%     19.80%         100.00%
20.01 to 30.00         26.92      26.92          100.00
30.01 to 40.00         53.55      39.89          100.00
40.01 to 50.00         61.64      47.72          100.00
50.01 to 60.00         62.54      56.83           95.36
60.01 to 70.00         77.38      67.73          100.00
70.01 to 75.00         74.77      74.77          100.00
                       -----      -----          ------
TOTAL:                 69.69%     61.92%          99.14%
                       -----      -----          ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

CREDIT SCORES

                                                                                        WEIGHTED    AVERAGE
                                             AGGREGATE       % OF AGGREGATE   WEIGHTED  AVERAGE    PRINCIPAL
                           NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE
RANGE OF CREDIT SCORES  MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING
----------------------  --------------  -----------------  -----------------  --------  --------  -----------
Not Available                        1  $    1,372,500.00               0.73%    3.250%        0    1,372,500
576 to 600                           2       3,610,000.00               1.92     3.804       596    1,805,000
601 to 625                           7      10,115,999.99               5.38     2.969       611    1,445,143
626 to 650                           4       5,172,264.50               2.75     3.117       644    1,293,066
651 to 675                          10      14,158,153.14               7.52     3.156       666    1,415,815
676 to 700                          15      20,791,778.35              11.05     3.119       686    1,386,119
701 to 725                          24      37,950,060.04              20.17     3.094       714    1,581,253
726 to 750                          20      28,614,486.28              15.21     3.029       734    1,430,724
751 to 775                          21      34,171,335.57              18.16     2.999       761    1,627,206
776 to 800                          19      25,355,670.79              13.48     2.969       787    1,334,509
801 to 825                           4       6,836,891.67               3.63     3.041       805    1,709,223
                                   ---  -----------------             ------     -----       ---    ---------
TOTAL:                             127  $  188,149,140.33             100.00%    3.064%      722    1,481,489
                                   ---  -----------------             ------     -----       ---    ---------
                        WEIGHTED  WEIGHTED
                        AVERAGE    AVERAGE      PERCENT
                        ORIGINAL  EFFECTIVE      FULL
RANGE OF CREDIT SCORES    LTV        LTV     DOCUMENTATION
----------------------  --------  ---------  -------------
Not Available              50.00%     50.00%        100.00%
576 to 600                 86.62      65.54         100.00
601 to 625                 73.59      50.75         100.00
626 to 650                 59.27      59.27         100.00
651 to 675                 61.74      61.74         100.00
676 to 700                 72.54      65.12         100.00
701 to 725                 67.45      59.55          95.74
726 to 750                 74.40      67.15         100.00
751 to 775                 68.52      62.37         100.00
776 to 800                 72.69      64.34         100.00
801 to 825                 62.03      51.52         100.00
                           -----      -----         ------
TOTAL:                     69.69%     61.92%         99.14%
                           -----      -----         ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

GEOGRAPHIC AREA

                                                                                      WEIGHTED    AVERAGE
                                          AGGREGATE        % OF AGGREGATE   WEIGHTED  AVERAGE    PRINCIPAL
                        NUMBER OF     PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE
  GEOGRAPHIC AREA     MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING
--------------------  --------------  -----------------  -----------------  --------  --------  -----------
Arizona                            7  $   10,181,509.04               5.41%    3.097%      733    1,454,501
California                        37      55,683,071.78              29.60     3.186       714    1,504,948
Colorado                          10      14,267,862.62               7.58     3.000       734    1,426,786
Connecticut                        6       8,787,716.00               4.67     3.072       723    1,464,619
Delaware                           1       2,000,000.00               1.06     3.250       671    2,000,000
District of Columbia               1       2,000,000.00               1.06     3.500       704    2,000,000
Florida                           10      15,595,566.53               8.29     2.946       733    1,559,557
Georgia                            1       1,414,000.00               0.75     2.625       729    1,414,000
Hawaii                             1       1,372,250.00               0.73     2.750       789    1,372,250
Illinois                           1       1,083,750.00               0.58     3.125       778    1,083,750
Indiana                            1       1,142,857.50               0.61     3.000       685    1,142,858
Maryland                           3       3,709,000.00               1.97     3.169       750    1,236,333
Massachusetts                      5       7,710,524.63               4.10     3.050       726    1,542,105
Michigan                           1       1,370,000.00               0.73     2.750       706    1,370,000
Missouri                           1       1,029,000.00               0.55     2.750       778    1,029,000
Nevada                             5       6,318,117.23               3.36     2.947       739    1,263,623
New Jersey                         8      12,215,421.78               6.49     2.931       666    1,526,928
New York                           8      11,229,330.34               5.97     3.044       726    1,403,666
North Carolina                     1       1,999,999.00               1.06     3.125       768    1,999,999
Pennsylvania                       2       2,625,000.00               1.40     2.768       693    1,312,500
Tennessee                          2       2,625,000.00               1.40     3.125       760    1,312,500
Texas                              7      11,767,913.88               6.25     3.012       738    1,681,131
Utah                               2       3,067,500.00               1.63     3.043       761    1,533,750
Virginia                           4       4,991,250.00               2.65     2.992       714    1,247,813
Wisconsin                          1       1,012,500.00               0.54     2.875       762    1,012,500
Wyoming                            1       2,950,000.00               1.57     3.125       708    2,950,000
                                 ---  -----------------             ------     -----       ---    ---------
TOTAL:                           127  $  188,149,140.33             100.00%    3.064%      722    1,481,489
                                 ---  -----------------             ------     -----       ---    ---------
                      WEIGHTED  WEIGHTED
                       AVERAGE   AVERAGE      PERCENT
                      ORIGINAL  EFFECTIVE      FULL
  GEOGRAPHIC AREA        LTV       LTV     DOCUMENTATION
--------------------  --------  ---------  -------------
Arizona                  67.73%     60.52%         84.11%
California               67.79      63.20         100.00
Colorado                 70.26      61.85         100.00
Connecticut              68.28      62.54         100.00
Delaware                 39.60      39.60         100.00
District of Columbia     58.82      58.82         100.00
Florida                  65.93      57.21         100.00
Georgia                  70.00      70.00         100.00
Hawaii                   53.81      53.81         100.00
Illinois                 75.00      75.00         100.00
Indiana                  74.96      74.96         100.00
Maryland                 73.21      73.21         100.00
Massachusetts            73.88      66.12         100.00
Michigan                 97.86      70.00         100.00
Missouri                 93.55      70.00         100.00
Nevada                   62.91      59.65         100.00
New Jersey               73.21      54.30         100.00
New York                 60.85      59.20         100.00
North Carolina           85.11      60.00         100.00
Pennsylvania             70.00      52.86         100.00
Tennessee                88.57      72.29         100.00
Texas                    73.64      65.06         100.00
Utah                     85.54      65.00         100.00
Virginia                 69.57      69.57         100.00
Wisconsin                75.00      75.00         100.00
Wyoming                 100.00      55.00         100.00
                        ------      -----         ------
TOTAL:                   69.69%     61.92%         99.14%
                        ------      -----         ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

OCCUPANCY TYPE

                                                                                WEIGHTED    AVERAGE
                                    AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL
                   NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE
OCCUPANCY TYPE  MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING
--------------  --------------  -----------------  -----------------  --------  --------  -----------
Primary              109        $  161,883,284.30          86.04%      3.072%      725      1,485,168
Second Home           14            20,695,856.04          11.00       3.090       726      1,478,275
Investment             4             5,569,999.99           2.96       2.754       628      1,392,500
                     ---        -----------------         ------       -----       ---      ---------
TOTAL:               127        $  188,149,140.33         100.00%      3.064%      722      1,481,489
                     ---        -----------------         ------       -----       ---      ---------
                WEIGHTED  WEIGHTED
                 AVERAGE   AVERAGE      PERCENT
                ORIGINAL  EFFECTIVE      FULL
OCCUPANCY TYPE     LTV       LTV     DOCUMENTATION
--------------  --------  ---------  -------------
Primary            69.09%     63.15%        100.00%
Second Home        68.42      56.25          92.18
Investment         91.80      46.99         100.00
                   -----      -----         ------
TOTAL:             69.69%     61.92%         99.14%
                   -----      -----         ------

PROPERTY TYPE

                                                                                     WEIGHTED    AVERAGE
                                         AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL
                        NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE
   PROPERTY TYPE     MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING
-------------------  --------------  -----------------  -----------------  --------  --------  -----------
Single Family              69        $  102,631,770.24        54.55%         3.082%     727     1,487,417
Condominium                11            15,563,749.99         8.27          2.853      702     1,414,886
Cooperative                 4             5,141,830.34         2.73          3.242      725     1,285,458
Two- to Four-Family         2             2,051,248.02         1.09          3.064      712     1,025,624
De Minimis PUD             41            62,760,541.74        33.36          3.072      720     1,530,745
                          ---        -----------------       ------          -----      ---     ---------
TOTAL:                    127        $  188,149,140.33       100.00%         3.064%     722     1,481,489
                          ---        -----------------       ------          -----      ---     ---------
                     WEIGHTED   WEIGHTED
                      AVERAGE   AVERAGE      PERCENT
                     ORIGINAL  EFFECTIVE      FULL
   PROPERTY TYPE        LTV       LTV     DOCUMENTATION
-------------------  --------  ---------  -------------
Single Family         65.41%     60.86%      100.00%
Condominium           78.66      54.64       100.00
Cooperative           57.63      57.63       100.00
Two- to Four-Family   75.00      75.00       100.00
De Minimis PUD        75.28      65.37        97.42
                      -----      -----       ------
TOTAL:                69.69%     61.92%       99.14%
                      -----      -----       ------

LOAN PURPOSE

                                                                                         WEIGHTED    AVERAGE
                                             AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL
                            NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE
     LOAN PURPOSE        MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING
-----------------------  --------------  -----------------  -----------------  --------  --------  -----------
Purchase                       61        $   88,855,695.55        47.23%         3.046%     726     1,456,651
Refinance (No Cash-out)        19            29,806,110.84        15.84          3.040      724     1,568,743
Refinance (Cash-out)           47            69,487,333.94        36.93          3.098      718     1,478,454
                              ---        -----------------       ------          -----      ---     ---------
TOTAL:                        127        $  188,149,140.33       100.00%         3.064%     722     1,481,489
                              ---        -----------------       ------          -----      ---     ---------
                         WEIGHTED  WEIGHTED
                          AVERAGE   AVERAGE      PERCENT
                         ORIGINAL  EFFECTIVE      FULL
     LOAN PURPOSE           LTV       LTV     DOCUMENTATION
-----------------------  --------  ---------  -------------
Purchase                    78.24%     66.16%        100.00%
Refinance (No Cash-out)     63.88      62.17         100.00
Refinance (Cash-out)        61.25      56.38          97.67
                            -----      -----         ------
TOTAL:                      69.69%     61.92%         99.14%
                            -----      -----         ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

LOAN DOCUMENTATION

                                                                                                  WEIGHTED    AVERAGE
                                                      AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL
                                     NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE
       LOAN DOCUMENTATION         MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING
--------------------------------  --------------  -----------------  -----------------  --------  --------  -----------
Full Documentation                      126       $  186,530,864.29        99.14%          3.063%    722      1,480,404
No Income/No Ratio Documentation          1            1,618,276.04         0.86           3.250     723      1,618,276
                                        ---       -----------------       ------           -----     ---      ---------
TOTAL:                                  127       $  188,149,140.33       100.00%          3.064%    722      1,481,489
                                        ---       -----------------       ------           -----     ---      ---------

                                  WEIGHTED   WEIGHTED
                                   AVERAGE   AVERAGE      PERCENT
                                  ORIGINAL  EFFECTIVE      FULL
       LOAN DOCUMENTATION            LTV       LTV     DOCUMENTATION
--------------------------------  --------  ---------  -------------
Full Documentation                   69.77%    61.93%     100.00%
No Income/No Ratio Documentation     60.00     60.00        0.00
                                     -----     -----       -----
TOTAL:                               69.69%    61.92%      99.14%
                                     -----     -----       -----

CHANNEL

                                                                               WEIGHTED    AVERAGE
                                   AGGREGATE       % OF AGGREGATE    WEIGHTED  AVERAGE    PRINCIPAL
                  NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVERAGE    CREDIT     BALANCE
  CHANNEL      MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING
-------------  --------------  -----------------  -----------------  --------  --------  -----------
Retail               105       $  156,479,866.54         83.17%         3.028%    722      1,490,284
Correspondent         14           20,420,912.15         10.85          3.292     716      1,458,637
Broker                 8           11,248,361.64          5.98          3.156     737      1,406,045
                     ---       -----------------        ------          -----     ---      ---------
TOTAL:               127       $  188,149,140.33        100.00%         3.064%    722      1,481,489
                     ---       -----------------        ------          -----     ---      ---------

               WEIGHTED  WEIGHTED
                AVERAGE   AVERAGE      PERCENT
               ORIGINAL  EFFECTIVE      FULL
  CHANNEL         LTV       LTV     DOCUMENTATION
-------------  --------  ---------  -------------
Retail           69.62%     60.66%       98.97%
Correspondent    65.99      65.99       100.00
Broker           77.32      71.98       100.00
                 -----      -----       ------
TOTAL:           69.69%     61.92%       99.14%
                 -----      -----       ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

MARGINS

                                                                             WEIGHTED    AVERAGE
                                 AGGREGATE        % OF AGGREGATE   WEIGHTED   AVERAGE   PRINCIPAL
                NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE   CREDIT     BALANCE
MARGINS (%)  MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON     SCORE   OUTSTANDING
-----------  --------------  -----------------  -----------------  --------  --------  -----------
0.500                1       $    2,000,000.00          1.06%         4.250%    596      2,000,000
1.250                1            1,820,000.00          0.97          2.375     761      1,820,000
1.375                2            2,750,000.00          1.46          2.557     750      1,375,000
1.500               11           14,161,190.55          7.53          2.625     756      1,287,381
1.625               17           25,300,778.44         13.45          2.795     722      1,488,281
1.750                4            4,825,100.00          2.56          2.875     710      1,206,275
1.875               17           26,098,359.31         13.87          2.992     705      1,535,198
2.000               61           90,168,049.88         47.92          3.165     725      1,478,165
2.125                8           12,707,662.15          6.75          3.298     742      1,588,458
2.250                4            6,206,000.00          3.30          3.477     682      1,551,500
2.500                1            2,112,000.00          1.12          3.750     666      2,112,000
                   ---       -----------------        ------          -----     ---      ---------
TOTAL:             127       $  188,149,140.33        100.00%         3.064%    722      1,481,489
                   ---       -----------------        ------          -----     ---      ---------

             WEIGHTED   WEIGHTED
              AVERAGE   AVERAGE      PERCENT
             ORIGINAL  EFFECTIVE      FULL
MARGINS (%)     LTV       LTV     DOCUMENTATION
-----------  --------  ---------  -------------
0.500          100.00%    70.00%      100.00%
1.250           65.00     65.00       100.00
1.375          100.00     70.00       100.00
1.500           70.62     62.62       100.00
1.625           75.72     60.54       100.00
1.750           69.89     61.18       100.00
1.875           64.12     59.49       100.00
2.000           69.31     61.99        98.21
2.125           65.77     65.77       100.00
2.250           61.29     61.29       100.00
2.500           60.00     60.00       100.00
                -----     -----       ------
TOTAL:          69.69%    61.92%       99.14%
                -----     -----       ------

MAXIMUM MORTGAGE RATE


                                                                                           WEIGHTED    AVERAGE
                                               AGGREGATE        % OF AGGREGATE   WEIGHTED  AVERAGE    PRINCIPAL
                              NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE   CREDIT     BALANCE
MAXIMUM MORTGAGE RATE (%)  MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING
-------------------------  --------------  -----------------  -----------------  --------  --------  -----------
12.000                           127       $  188,149,140.33        100.00%         3.064%    722      1,481,489
                                 ---       -----------------        ------          -----     ---      ---------
TOTAL:                           127       $  188,149,140.33        100.00%         3.064%    722      1,481,489
                                 ---       -----------------        ------          -----     ---      ---------

                           WEIGHTED  WEIGHTED
                            AVERAGE   AVERAGE      PERCENT
                           ORIGINAL  EFFECTIVE      FULL
MAXIMUM MORTGAGE RATE (%)     LTV       LTV     DOCUMENTATION
-------------------------  --------  ---------  -------------
12.000                       69.69%      61.92%      99.14%
                             -----       -----       -----
TOTAL:                       69.69%      61.92%      99.14%
                             -----       -----       -----

NEXT RATE ADJUSTMENT DATE

                                                                                           WEIGHTED     AVERAGE
                                               AGGREGATE        % OF AGGREGATE   WEIGHTED  AVERAGE    PRINCIPAL
                              NUMBER OF    PRINCIPAL BALANCE  PRINCIPAL BALANCE   AVERAGE   CREDIT      BALANCE
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS     OUTSTANDING        OUTSTANDING      COUPON    SCORE    OUTSTANDING
-------------------------  --------------  -----------------  -----------------  --------  --------  -----------
June 2004                         41       $   61,454,874.20         32.66%         2.931%    727      1,498,899
July 2004                          4            7,345,998.00          3.90          3.303     754      1,836,500
August 2004                       12           16,865,583.94          8.96          3.251     714      1,405,465
September 2004                    25           37,689,215.21         20.03          3.135     716      1,507,569
October 2004                      43           61,863,468.98         32.88          3.071     720      1,438,685
November 2004                      2            2,930,000.00          1.56          3.125     725      1,465,000
                                 ---       -----------------        ------          -----     ---      ---------
TOTAL:                           127       $  188,149,140.33        100.00%         3.064%    722      1,481,489
                                 ---       -----------------        ------          -----     ---      ---------

                           WEIGHTED  WEIGHTED
                           AVERAGE   AVERAGE      PERCENT
                           ORIGINAL  EFFECTIVE      FULL
NEXT RATE ADJUSTMENT DATE    LTV       LTV      DOCUMENTATION
-------------------------  --------  ---------  -------------
June 2004                    67.25%     61.30%       97.37%
July 2004                    55.54      46.96       100.00
August 2004                  70.90      63.90       100.00
September 2004               66.40      61.94       100.00
October 2004                 74.67      63.88       100.00
November 2004                86.38      59.08       100.00
                             -----      -----       ------
TOTAL:                       69.69%     61.92%       99.14%
                             -----      -----       ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.